SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [x]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                                Bexil Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
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         pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the
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     paid  previously.  Identify the previous filing by  registration  statement number,  or the Form or  Schedule  and the date of its  filing.
     (1)   Amount Previously Paid:
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Notes:

================================================================================
    Please Vote Immediately by Signing and Returning the Enclosed Proxy Card.
================================================================================
================================================================================
       Delay may cause the Company to incur additional expense to solicit sufficient votes for the meeting.
================================================================================

                                BEXIL CORPORATION



                    Notice of Annual Meeting of Stockholders




To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Bexil Corporation (the "Company") will be held at the offices of the Company at 11 Hanover Square, New York, New York on Tuesday, November 28, 2000 at 8:30 a.m. for the following purposes:

1. To elect to the Board of Directors the Nominee, Robert D. Anderson, as Class III Director, to serve for a five year term and until his successor is duly elected and qualified.

2. To ratify the selection of Tait, Weller & Baker as the Company's independent auditors. 3. To change the nature of the Company's business so as to cease to be an investment company;

4.   To  amend  the  Company's  fundamental   investment  restriction  regarding
     concentration; and

5. To amend Article VIII and Article XII of the Company's Articles of Incorporation.

     Stockholders of record at the close of business on October 13, 2000 are entitled to receive notice of and to vote at the meeting.


                                              By Order of the Board of Directors



                                              Monica Pelaez
                                              Secretary


New York, New York
October 18, 2000

                                BEXIL CORPORATION



                                 PROXY STATEMENT



                         Annual Meeting of Stockholders
                          To Be Held November 28, 2000

     This Proxy Statement, dated October 18, 2000, is furnished in connection with a solicitation of proxies by Bexil Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company at 11 Hanover Square, New York, New York on Tuesday, November 28, 2000 at 8:30 a.m. and at any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on October 13, 2000 ("Record Date") are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Company share held and fractional votes for each fractional Company share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Company, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Company had 797,829.86 shares of common stock issued and outstanding entitled to be voted at the Meeting. Stockholders of the Company will vote as a single class. It is estimated that proxy materials will be mailed to stockholders of record on or about October 20, 2000. The Company's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Company's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Company at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-888-847-4200.


PROPOSAL 1:       ELECTION OF DIRECTOR

     The Company's Board of Directors is divided into five classes with the term of office of one class expiring each year. It is proposed that stockholders of the Company elect one Class III Director to serve for a five year term, and until his successor is duly elected and qualified. The nominee currently serves as a Director of the Company. Unless otherwise noted, the address of record for the Directors and officers is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominee for Class III Director of the Company.

Name, Principal Occupation, Business Experience               Director Year Term
for Past Five Years, Address, and Age                          Since    Expires
---------------------------------------------------------------------- ---------

CLASS III:

ROBERT  D.  ANDERSON*  - He  is  Vice  Chairman  of  certain    1999     2000
investment  companies in the Investment Company Complex, and of Winmill & Co.  Incorporated  ("WCI")  and  certain of its affiliates. He was a member of the Board of Governors of the
Mutual Fund Education Alliance, and of its predecessor,  the
No-Load Mutual Fund  Association.  He has also been a member
of  the  District  #12,   District   Business   Conduct  and
Investment Companies Committees of the NASD. He was born on December 7, 1929.

* Mr. Anderson is an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominee listed above, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for the nominee. It is not contemplated that the nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person of their choice as nominee. The nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

     The Board of Directors has adopted a written charter for the audit committee, included as a Exhibit A to this proxy statement. The Company has an audit committee comprised of Robert D. Anderson, Frederick A. Parker, Jr., and Douglas Wu, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Company has an executive committee comprised of Thomas B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act. The Company has no standing nominating or compensation committee or any committee performing similar functions.

     Information relevant to the Continuing Directors is set forth below. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the 1940 Act is indicated by an asterisk.

Name, Principal Occupation, Business Experience               Director Year Term
for Past Five Years, Address, and Age                          Since    Expires
---------------------------------------------------------------------- ---------

CLASS I:

FREDERICK  A.  PARKER,  JR. -- He is retired  President  and    1996     2003
Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. His address is 219 East 69th Street, New York, New York 10021. He was born on November 14, 1926.

CLASS II:

DOUGLAS WU -- He is Principal of Maxwell Partners. From July    1997     2004
1998 to December  1998 he was a Principal of Libra  Advisors
LLC.  From 1996 to June  1998,  he was  Managing  Director -
Private Equity  Investments,  of Croesus Capital  Management
Corporation.  From 1992 to 1996,  he was a partner of Medall
Partners,  a merchant  banking firm. His address is 114 East
90th Street,  New York, New York 10128.  He was born on July
31, 1960.

CLASS IV:

THOMAS  B.  WINMILL*  -- He is  President,  Chief  Executive    1996     2001
Officer,  and General Counsel of the Company, as well as the
other  investment   companies  in  the  Investment   Company
Complex, and of WCI and certain of its affiliates. He also is President of the Investment Manager. He is a member of the New York State Bar and the SEC Rules Committee of the
Investment  Company  Institute.  He is a son of  Bassett  S.
Winmill, the Chairman of the Board of the Company. He was born on June 25, 1959.

CLASS V:

BASSETT S.  WINMILL*  -- He is  Chairman of the Board of the    1996     2002
Company,  as  well  as  other  investment  companies  in the
Investment  Company  Complex,  and of WCI. He is a member of the New York Society of Security  Analysts,  the Association
for   Investment   Management   and   Research,    and   the
International Society of Financial Analysts. He is the father of Thomas B. Winmill, the President, Chief Executive
Officer, and General Counsel of the Company. He was born on February 10, 1930.

     The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

     MINJA FLEER, CPA - Vice President. She is Vice President of the other investment companies in the Investment Company Complex, and Treasurer and Chief Accounting Officer of the Investment Manager and its affiliates. Prior to 1998, she was an accountant at Armat Co. She was born on December 25, 1957.

     LEONA LEUNG - Treasurer and Chief Accounting Officer. She also is Treasurer and Chief Accounting Officer of the other investment companies in the Investment Company Complex, and Assistant Treasurer of the Investment Manager and its affiliates. Prior to 1996, she was a staff accountant at Mendelsohn Kary Bell & Natoli, P.C. She was born on August 24, 1971. MONICA PELAEZ - Vice President, Secretary and Chief Compliance Officer. She also is Vice President, Secretary and Chief Compliance Officer of the other investment companies in the Investment Company Complex, and the Investment Manager and certain of its affiliates. Previously, she was Special Assistant Corporation Counsel to New York City Administration for Children's Services from 1998 to 2000 and an attorney with Piper & Marbury LLP in 1998 and Debevoise & Plimpton in 1997. She earned her Juris Doctor from St. John's University School of Law in 1997. She is a member of the New York State Bar. She was born on November 5, 1971.

     The following table presents certain information regarding the beneficial ownership of the Company's shares as of the Record Date by each officer and Director of the Company owning shares on such date. In each case, such amount constitutes less than 1% of the Company's outstanding shares.

          Name of Officer or Director           Number of Shares
         ---------------------------------------------------------
          Robert D. Anderson                                  200
          Minja Fleer                                           0
          Leona Leung                                           0
          Frederick A. Parker, Jr.                            362
          Monica Pelaez                                         0
          Bassett S. Winmill**                              5,131
          Thomas B. Winmill                                25.611
          Douglas Wu                                            0

     To the knowledge of the management of the Company, as of the Record Date, the following stockholders beneficially owned 5% or more of the outstanding shares of the Company according to their Schedule 13D filed on October 12, 2000:

                                                      Approximate Percentage of
                                                      the Company's Total
Name and Address                    Common Stock      Outstanding Shares
--------------------------------    ------------------------------------
Investor Service Center, Inc.       173,976.48 shares          21.81%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated*         173,976.48 shares          21.81%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill**                179,107.48 shares          22.45%
11 Hanover Square
New York, New York 10005

* Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of Investor Service Center, Inc., the direct beneficial owner.

**Bassett S. Winmill has indirect beneficial ownership of 173,976.48 of these shares, as a result of his status as a controlling person of Winmill & Co. Incorporated and Investor Service Center, Inc. the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc.

     The Company pays its Directors who are not "interested persons" of the Company an annual retainer of $2,500, and a per meeting fee of $2,750, and reimburses them for their meeting expenses. The Company also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Company does not pay any other remuneration to its executive officers and Directors, and the Company has no bonus, pension, profit-sharing or retirement plan. The Company had nine Board meetings, one audit committee meeting, and no executive committee meetings during the Company's most recently completed full fiscal year ended June 30, 1999. The Company had two Board meetings, one audit committee meeting, and no executive committee meetings during the Company's most recently completed fiscal period, ended December 31, 1999. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office. For each such periods, the aggregate amount of compensation paid to the nominee by the Company and by the other four investment companies advised by CEF Advisers, Inc. ("CEF" or the "Investment Manager"), the Company's investment manager, and its affiliates (collectively, the "Investment Company Complex") for which such nominee is a Board member was $0.

     The aggregate amount of compensation paid to each continuing Director by the Company and by all other funds in the Investment Company Complex for which such continuing Director is a Board Member (the number of which is set forth in parenthesis next to the continuing Director's name) for the fiscal year ended June 30, 1999 and for the fiscal period ended December 31, 1999, was as follows:

Name of Continuing Director (the      Aggregate Compensation from the Company
number of other funds)

                                    --------------------------------------------
                                     Fiscal Year Ended     Fiscal Period Ended
                                       June 30, 1999        December 31, 1999
-------------------------------------------------------- -----------------------
Frederick A. Parker, Jr. (0)                    $15,000                   $7,000
Bassett S. Winmill (5)                               $0                       $0
Thomas B. Winmill (8)                                $0                       $0
Douglas Wu (0)                                  $15,000                   $7,000

Name of Continuing Director (the        Total Compensation from Company and
number of other funds)                   Investment Company Complex Paid to
                                                Continuing Director
                                   ---------------------------------------------
                                     Fiscal Year Ended     Fiscal Period Ended
                                       June 30, 1999        December 31, 1999
------------------------------------------------------- ------------------------
Frederick A. Parker, Jr. (0)                    $15,000                   $7,000
Bassett S. Winmill (5)                               $0                       $0
Thomas B. Winmill (8)                                $0                       $0
Douglas Wu (0)                                  $15,000                   $7,000

     The Investment Manager, located at 11 Hanover Square, New York, New York 10005, is a wholly-owned subsidiary of WCI, a publicly-owned company whose securities are listed on The Nasdaq Stock Market. During the fiscal year ended June 30, 1999 and the fiscal period ended December 31, 1999, the Company paid the Investment Manager investment management fees, net of waivers, $0 and $27,447, respectively. Bassett S. Winmill, a Director of the Company, may be deemed a controlling person of WCI on the basis of his ownership of 100% of WCI's voting stock and, therefore, a controlling person of the Investment Manager. Since the beginning of the Company's most recently completed fiscal year, Robert D. Anderson, Bassett S. Winmill, and Thomas B. Winmill received from WCI, respectively, 20,000, 50,000, and 50,000 incentive stock options to purchase shares of WCI's Class A common stock at a weighted average of, respectively, $2.125, $2.502, and $2.502 per share. These options expire after five years.

Audit Committee Report

     The audit committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and
(iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on these review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report to stockholders for the last fiscal period for filing with the SEC.

     Audit Committee Members: Robert D. Anderson, Frederick A. Parker, Jr. and Douglas Wu.

Statement Regarding Composition of Audit Committee

     The rules of the American Stock Exchange ("AMEX rules") require that the Company have an audit committee comprised solely of independent directors. The Company's audit committee is comprised of Robert D. Anderson, Frederick A. Parker, Jr. and Douglas Wu. Mr. Anderson would be deemed to be non-independent under the AMEX rules by virtue of being a former officer of the Company and by virtue of his relationship with CEF, the Investment Manager of the Company. However, the board of directors has determined that Mr. Anderson's membership on the audit committee is required by the best interests of the Company and its stockholders, for the following reasons:

1. In view of the current composition of the board of directors of the Company, to constitute the Audit Committee with at least three independent directors would require the search, recruitment, appointment, orientation, and payment of another independent director and expansion of the current board, which presents an onerous burden on the efficient administration of the Company.

2. The relative small size of the Company makes it comparable to small business filers that file reports under SEC Regulation S-B, which are required by AMEX rules to have audit committees comprised of at least two members, only a majority of whom must be independent.

3. An outside, independent agent - State Street - determines daily: (1) a net asset value per share for the Company to the penny (unaudited); and (2) that substantially all of the assets of the Company are investment securities for which reliable market quotations are typically available.

4. Investment companies, such as the Company, are fundamentally different from public operating companies. Unlike operating companies, the assets of the Company consist exclusively of investment securities and there is little or no opportunity to "manage" earnings or results through selective application of accounting policies. Thus, it is of somewhat lesser value to an investment company that its entire audit committee consist of independent directors.

5. The Company is subject to the stringent regulatory scheme of the 1940 Act that adequately protects against the abuses the three independent director rule is designed to address. The 1940 Act requires, among other things, that at least 40 percent of the directors on closed end fund boards be independent of fund management, and the 1940 Act's definition of "independence" is stricter than the one set forth in the AMEX rules.

6. Although Mr. Anderson is a director, Vice Chairman and a substantial holder of the non-voting stock of the parent of CEF, WCI, he has recently resigned as a director and officer of CEF and from the office of Vice Chairman of the Company.

7. While Mr. Anderson has been an officer in title with the Company, he has never been a paid employee of, or accepted any compensation from, the Company, nor has he had any relationship with the Company that would disqualify him from independent director status under the AMEX rules, other than through the Company's investment management agreements with CEF.

8. Mr. Anderson is currently a director of several investment companies within the Investment Company Complex and has over 30 years of experience with investment company accounting issues. Mr. Anderson has demonstrated and currently affirms that in accordance with AMEX rules he is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement and his past employment experience in finance and accounting and other comparable experience or background has resulted in his financial sophistication, including being or having been a senior officer with financial oversight responsibilities.

Vote Required

     Inasmuch as the election of the nominee was approved by the vote of a majority of the Board of Directors, the election of the nominee requires the affirmative vote of a plurality of the votes cast at the Meeting.

THE COMPANY'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE.


PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The 1940 Act requires that the Company's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Company; that such selection be submitted for ratification or rejection at the Meeting; and that the employment of such independent auditors be conditioned upon the right of the Company, by vote of a majority of its outstanding voting securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Company's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Tait, Weller & Baker for the fiscal period commencing January 1, 2000 at a Board meeting held on March 8, 2000. Accordingly, the selection by the Company's Board of Tait, Weller & Baker as independent auditors for the fiscal period commencing January 1, 2000 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Tait, Weller & Baker nor any of its partners has a direct, or material indirect, financial interest in the Company or the Investment Manager.

     Tait, Weller & Baker acted as independent auditors of the Company since its organization through the fiscal year ended June 30, 1998 and for the fiscal period ended December 31, 1999, and acts as independent auditors of WCI.
Sanville & Company ("Sanville") served as the independent auditors for the Company for the fiscal year ended June 30, 1999. At the Company's Board of Directors meeting held on September 8, 1999, with the approval of the Board's audit committee the Board of Directors dismissed Sanville as the independent auditors of the Company and approved the selection of Tait, Weller & Baker as the independent auditors of the Company for the fiscal period beginning July 1, 1999. In connection with the audit of the fiscal year ended June 30, 1999 and subsequent interim period through September 8, 1999, there were no disagreements with Sanville on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit report of Sanville on the financial statements of the Company as of and for the year ended June 30, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The Company's Board believes that the continued employment of the services of Tait, Weller & Baker, as described herein, is in the best interests of the Company. A representative of Tait, Weller & Baker is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

THE COMPANY'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF TAIT, WELLER & BAKER AS INDEPENDENT AUDITORS OF THE COMPANY.



PROPOSAL 3: TO CHANGE THE NATURE OF THE COMPANY'S  BUSINESS SO AS TO CEASE TO BE
            AN INVESTMENT COMPANY.

     The Board of Directors of the Company proposes and recommends to stockholders that the nature of the Company's business be changed so that the Company will cease to be an investment company. If this proposal is adopted, the Company intends to operate businesses directly or through companies in which the Company has a majority or other controlling interest and seek approval of the SEC for deregistration as an investment company.

Definition of "Investment Company"

     The Investment Company Act of 1940 ("1940 Act") defines an investment company to include (i) any corporation which, on an unconsolidated basis, has, or proposes to have, more than 40% of the value of its total assets (exclusive of U.S. Government securities and cash items) invested in investment securities (exclusive of such Government securities and securities issued by majority-owned subsidiaries which are not themselves investment companies and are not relying on certain exemptions from the definition of investment company) and (ii) any corporation which is, or holds itself out as being, primarily engaged in the business of investing, reinvesting or trading in securities. The 1940 Act excludes from classification as an investment company (i) any corporation primarily engaged, directly or through a wholly-owned subsidiary or subsidiaries, in a business or businesses other than that of investing, reinvesting, owning, holding, or trading in securities and (ii) any corporation which the SEC determines and declares to be primarily engaged, either directly or through majority-owned subsidiaries, or controlled companies conducting similar types of businesses, in one or more businesses other than that of investing, reinvesting, owning, holding or trading in securities.

Regulation under the Securities Laws

     As a registered investment company with shares listed on the American Stock Exchange, the Company is regulated under a variety of securities laws and rules, including particularly the 1940 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the rules of (and the listing agreement with) the American Stock Exchange. These rules on occasion overlap and/or complement each other as, for example, in the area of proxy solicitation where the 1940 Act incorporates by reference the various provisions of the 1934 Act, as well as certain rules of the American Stock Exchange, to which the Company will remain subject. There are rules specific to the investment company format, however, and these would no longer be applicable after deregistration as an investment company.

     The following is a brief summary of the regulatory structure imposed by the 1940 Act; for the most part, the provisions cited are those which are specific to registered investment companies, although in some instances, e.g., periodic reporting, deregistration would mean the substitution of one set of rules and forms for another. The 1940 Act prohibits certain transactions between the Company and affiliated persons, including directors and officers of the Company or affiliated companies, unless such transactions are exempted by the SEC; regulates the composition of the Board; regulates the capital structure of the Company by restricting the issuance of senior equity and debt securities and restricts the issuance of stock options, rights and warrants; prohibits pyramiding of investment companies and the cross ownership of securities; provides for the custody of securities and bonding of certain employees; regulates the form, content and frequency of financial reports to stockholders; requires the Company to carry its assets at fair value rather than at cost in financial reports; requires that the Company file with the SEC periodic reports designed to disclose compliance with the 1940 Act and to present other financial information; prohibits the Company from changing the nature of its business or fundamental investment policies without the prior approval of its stockholders; prohibits voting trusts; and requires stockholder ratification of the selection of accountants.

     Other provisions of the 1940 Act state that common stock may not be issued at less than net asset value; provide that no securities may be issued for services or for property other than cash or securities except as a dividend or a distribution to security holders or in connection with a reorganization; restrict the manner in which repurchases of stock may be effected; restrict plans of reorganization; provide for enforcement by the SEC of the 1940 Act through administrative proceedings and court actions; and create a right in private persons to bring injunctive and damage actions in Federal courts to enforce compliance with the 1940 Act.

The Proposal

     At the December 21, 1999 annual meeting of stockholders, the Company's stockholders voted to revise the Company's investment objective and certain investment policies to increase the Company's ability to invest in equity securities and other types of non-fixed income investments. Accordingly, the Company's current investment objective, which is non-fundamental, is to provide stockholders with an attractive rate of total return from capital appreciation and income. To achieve this objective, the Company invests at least 50% of the value of its total assets in U.S. Government Securities, obligations of U.S. Government agencies or instrumentalities, and money market instruments, with the remainder of its total assets invested primarily in equity and other securities of selected growth companies and in companies that invest or deal in natural resources or commodities. Prior thereto, the Company sought to achieve its investment objective of providing a high level of current income, liquidity, and safety of principal by investment primarily in U.S. government securities.

     The Company's management recently recommended to the Company's Board of Directors that the Company change its activities so as to cease to be an investment company. The Board considered this matter at two board meetings, held on June 14, 2000 and July 24, 2000, and determined to recommend that stockholders vote to provide the necessary authorization. This conclusion is based in substantial part on management's perception of the appropriate business strategy to be pursued in the forthcoming years. In particular, management does not feel that investment in a portfolio of government and other securities, such as now comprise the Company's portfolio, will yield competitive returns to stockholders. Management believes this is attributable to the Company's smaller asset size, which may cause its expense ratio to be generally higher than those of otherwise comparable investment companies, and the substantial market discount typically attributable to the shares of closed-end investment companies, like the Company. Rather, management believes that enabling the Company to operate businesses directly or through companies in which it has a majority or other controlling interest could lead to more favorable results over time both through investing substantial funds in companies which appear to have above average potential and by being able to own sufficient shares in portfolio companies so that the Company's officers can assist the management of those companies in realizing greater values for stockholders. Management believes that this business strategy is likely to result in an asset mix which will classify the Company as an operating rather than an investment company, and could reduce the market discount phenomenon that has historically affected the Company. In approving the change in the nature of the Company's business, the Board of Directors considered data obtained by management from Morningstar, Inc. indicating that operating companies in the same capitalization range as the Company generally trade at less of a discount to book value than closed-end investment companies trade to net asset value. Of course, there is no assurance that this will be the case for the Company's shares.

     An operating company would record its investments at market value similar to an investment company; however, in some cases, where the company has significant investments (ownership of 20% or more of a company's voting stock), the Company may be able to include in its reported earnings and assets its proportionate share of the earnings or losses of the investee company, provided that the investment and related control would not be deemed temporary. In contrast, an investment company would record as income any dividends received and the change in its assets would reflect changes in the valuation of its portfolio of securities and other assets. As a result, it is possible that the valuation of the assets held by the Company as an operating company would no longer be subject to a requirement to use fair market value, to the extent such assets are accounted for on an equity or consolidated basis.

     If the stockholders authorize changing the nature of the Company's business so that it may cease to be an investment company, CEF, the Company's investment manager, anticipates taking steps to effect such change. Although CEF does not have any specific program of purchases or sales or other activities yet identified, it is willing to conduct a business review, development, and acquisition program for operating businesses, which may include privately owned companies and start-ups, to be undertaken directly or through companies in which the Company has a majority or other controlling interest. As noted below, the Company expects to concentrate its investments in the technology, manufacturing and/or services industries. Management expects to seek earnings for the Company primarily from the conduct of these businesses, although the realization of gains from the sale of a business interest may also offer attractive potential from time to time. The proposal would permit the Company to participate more directly and extensively in the management of its controlled companies. Further, it is expected that the Company will continue investing in investment securities, although the scope of such investing would be intended to be consistent with the exclusion of the Company from the definition of investment company under the 1940 Act. The Company may continue to keep funds invested in U.S. government securities or investment securities. There can be no assurance, however, that as an operating company the Company will be successful in seeking earnings or realizing gains or that the Company's participation in management of its operating business will be beneficial. If Proposal 3 is approved by the stockholders, CEF will remain the Company's investment manager until the Board of Directors, including the independent Directors, determines, based on the composition of the Company's portfolio, that CEF's services are no longer necessary. At such time as the Board determines to terminate the Company's agreement with CEF, the Company's officers would manage the Company's business. These individuals, in their management capacities with CEF and its affiliated companies, have had significant experience in managing those companies' various operating businesses over the years, although these may or may not be the same types of businesses in which the Company acquires an interest. Depending upon the nature of the operating business pursued by the Company, the Company might employ additional staff members and might engage third parties to assist it in locating appropriate business opportunities. The costs related to such possibilities are not presently known and could be more or less than the expenses currently incurred by the Company as an investment company.

RISK FACTORS

     Entry into a New Business

     One of the risks involved in the proposed conversion to an operating company relates to the Company's entry into a new business. Becoming an operating company would allow the Company to acquire or develop, directly or through one or more subsidiaries, businesses in which the Company has no experience or operating history. Likewise, there can be no assurance that the Company will be able to implement its proposed business plans or, if implemented, that it will be successful.

     Concentration

     To provide funds for acquisitions, CEF expects to sell investment securities with the anticipated result that the Company's holdings will become concentrated in relatively few companies to be owned as operating companies. Such acquisitions and dispositions, however, would be accomplished only if and when, in the judgment of the Company's management, favorable opportunities therefore are available. Since there is no assurance when such opportunities may become available, it is possible that, even if the stockholders approve the recommended change, there may be no significant near-term change in the Company's investments, although the Company expects to establish a concentrated position as soon as practicable.

     It is expected that the acquisition program pursued by the Company, in the event this Proposal is approved by the stockholders will involve investing more than 25% of the Company's assets in the technology, manufacturing and/or services industries. The Company's fundamental policies currently prevent it from concentrating its investments to such an extent and therefore Proposal 4 of this Proxy Statement seeks stockholder approval to amend this restriction to allow the Company to concentrate its investments. If this Proposal is approved, the Company expects to establish and maintain a concentrated position in the technology, manufacturing and/or services industries as soon as practicable following the adoption of the revised fundamental policy and the identification of investment opportunities appropriate for it as an operating company.

     The failure of businesses in which the Company concentrates its holdings would have a significant adverse effect on stockholders and their investment in the Company. The investment return to stockholders would be dependent upon the performance of a few operating businesses rather than a broad range of investment securities. Additionally, the Company could be expected to be more susceptible to economic, political, and regulatory developments than is currently the case. Concentration may increase the risk to stockholders if a given investment fails to perform satisfactorily but concentration is, of course, a key element in the business strategy that has caused the Company to seek approval of its program to become an operating company. In addition to the general risks of concentration, there are specific risks attributable to concentration in the industries in which the Company will focus. The technology sector is affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants. The manufacturing sector is affected by the level and volatility of commodity prices, exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The services industry is affected by extensive government regulation in some subsectors, rapid changes due to blurred distinctions between service segments, availability and cost of capital funds, changes in interest rates, and price competition.

     Increased Exposure to Portfolio Risk

     Currently, the Company's non-fundamental investment policy requires it to invest at least 50% of its total assets in U.S. Government Securities, obligations of U.S. Government agencies or instrumentalities, and money market instruments. While these investments are subject to interest rate risk, the Company's exposure to the risk of default with respect to those investments is generally minimal. If this Proposal is approved, this policy will be changed by the Board of Directors and the Company will no longer be required to invest any portion of its portfolio in such securities; therefore, to the extent that the Company reduces its holdings of such securities, it will be subject to a greater degree of risk with respect to the financial stability and business operations of its portfolio companies.

     Federal Income Tax Treatment

     The Company has qualified for and elected tax treatment under subchapter M of the Internal Revenue Code ("Code") as a regulated investment company ("RIC"). A RIC, unlike an ordinary corporation, pays no federal income taxes on that portion of its annual income distributed to stockholders, provided that at least 90% of such income is so distributed. As a consequence of this special tax treatment, a RIC is required to act largely as a passive investment vehicle, limited in its scope of permissible investments and in its ability to manage directly such investments.

     If a change in the Company's business to that of an operating company is authorized by the stockholders, and certain changes are made to the Company's portfolio to effect that mandate, the Company would cease to be taxed as a RIC. Further, dispositions of certain portfolio securities may result in the incursion of more taxes than otherwise. The Company may cease to be taxed as a RIC prior to its deregistration with the SEC if and as the mix of its assets becomes weighted toward large positions, i.e., if the Company begins functioning as an operating company and fails to satisfy RIC qualification rules. In such event, the Company would be taxed as a corporation for federal income tax purposes, and its total net income would be subject to federal taxation at the corporate level. To the extent that such income is distributed to stockholders, these distributions are also subject to taxation at the stockholder level as ordinary income and the Company gets no deduction for such distributions. In addition, if the Company ceases to be taxed as a RIC, it may become subject to certain state and local taxes to which it is not currently subject.

     In addition, as a RIC, the Company is required to distribute substantially all of its income each year to stockholders. At such time as the Company ceases to be taxed as a RIC, it will no longer be subject to this requirement, and the determination of whether to make distributions to stockholders will be made in the discretion of the Company's board of directors. Although no determination has yet been made as to the Company's distribution policy, in the event this Proposal is approved, it is possible that the board may determine that all of the Company's working capital is required for its operations and that, accordingly, no distributions should be made. In that event, and for so long as such policy is in place, stockholders would receive no current income from their investment in the Company.

Procedures after Stockholder Approval

     In the event of stockholder approval of this Proposal 3, the Company intends to apply to the SEC for an order under Section 8(f) of the 1940 Act declaring that it has ceased to be an investment company and that its registration  statement  is no  longer  in  effect,  as  soon  as the  necessary purchases, sales and other steps have been taken. After reviewing the application, the SEC can require the Company to supply additional information, which may result in one or more amendments to the application. The SEC can on its own motion or on the motion of any interested party order a public hearing on the application. It cannot be stated with certainty whether the SEC will grant the Company's application, and the Company anticipates it would take approximately six to nine months from the date of filing to obtain a deregistration order.

     If the proposal is approved and if, as a result of a change in the nature of the Company's operations the SEC should approve deregistration under Section 8(f) of the 1940 Act, stockholders would no longer have the benefit of the significant regulatory protections provided by the 1940 Act as outlined above. However, following deregistration, stockholders would continue to have the protections afforded by the 1934 Act, which regulates publicly traded companies, including the following: soliciting proxies from stockholders, filing interim and annual reports with the SEC, filing securities ownership reports by directors, officers and principal stockholders, and engaging in insider trading in securities, using manipulative devices in connection with certain security transactions, and making misleading statements in reports or documents filed with the SEC. The protections of the 1940 Act, as described above, are substantive in nature, and thus differ in both nature and quality, from the requirements of the 1934 Act, which relate primarily to disclosure and reporting.

     Until the SEC issues a deregistration order, the Company's activities will continue to be conducted in accordance with its investment policies as exist currently or as proposed to be amended in Proposal 4. Upon issuance of an order of deregistration, the investment policies will cease to be effective and will no longer control the Company's affairs.

Vote Required and the Board's Recommendation

     Under the 1940 Act, the Company may not change the nature of its business so as to cease to be an investment company without the affirmative vote of the lesser of (a) 67% of the Company's outstanding voting securities present at the Meeting, if the holders of more than 50% of the Company's outstanding voting securities are present in person or represented by proxy, or (b) more than 50% of the Company's outstanding voting securities.

THE COMPANY'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3 TO CHANGE THE NATURE OF THE COMPANY'S BUSINESS SO AS TO CEASE TO BE AN INVESTMENT COMPANY.


PROPOSAL 4: TO AMEND THE COMPANY'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
            CONCENTRATION.

     The Company currently seeks to achieve its non-fundamental investment objective of providing stockholders with an attractive rate of total return from capital appreciation and income, by investing at least 50% of the value of its total assets in U.S. Government Securities, obligations of other U.S. Government agencies or instrumentalities, including inflation-indexed instruments, and money market instruments. Currently, the Company follows certain fundamental investment restrictions that may not be changed without stockholder approval. These fundamental restrictions include the following:

     "The Company may not: [6.] Purchase a security if, as a result, 25% or more of the value of the Company's total assets would be invested in the securities of issuers in a single industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities."

     This restriction may prohibit the Company from effecting its goal of converting from an investment company to an operating company as described in Proposal 3 of this Proxy Statement. Stockholders therefore are being asked to approve a change to fundamental investment restriction 6 prohibiting the Company from investing more than 25% of its assets in a single industry, to permit the Company to concentrate its investments in the technology, manufacturing and/or services industries. The Company's concentration policy would remain fundamental, as required by the 1940 Act, and would be amended to read as follows: "The Company may invest more than 25% of the value of its total assets in the securities of issuers in the technology, manufacturing and/or services industries." This would allow the Company the ability to concentrate its assets in companies in one or more of these industries. The Company expects to establish and maintain a concentrated position as soon as practicable following adoption of this policy and identification of appropriate investment opportunities. As noted above, upon SEC approval of the Company's application for deregistration as an investment company under the 1940 Act, the Company's operations would no longer be governed by this policy.

     Vote Required and the Board's Recommendation

     Approval of this Proposal  requires the  affirmative  vote of the lesser of
(a) 67% of the Company's outstanding voting securities present at the Meeting, if the holders of more than 50% of the Company's outstanding voting securities are present in person or represented by proxy, or (b) more than 50% of the Company's outstanding voting securities.

     THE COMPANY'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 4 TO CHANGE THE COMPANY'S INVESTMENT RESTRICTION REGARDING CONCENTRATION, AS DESCRIBED IN THE PROPOSAL.

PROPOSAL 5:  TO AMEND ARTICLE VIII AND ARTICLE XII OF THE COMPANY'S ARTICLES OF
             INCORPORATION.

     If Proposals 3 and 4 are approved by the stockholders, it is further proposed that the charter of the Company be amended by eliminating references to the 1940 Act, which amendments would be filed with the Maryland State Department of Assessments and Taxation and made effective on or after the date an order is obtained under Section 8(f) of the 1940 Act, declaring that the Company has ceased to be an investment company. The amendments would, in connection with the voting percentages required to approve certain proposals, delete reference to the voting standard called for under the 1940 Act. Under the 1940 Act, a majority vote is deemed to mean the affirmative vote of the lesser of (a) 67% of the Company's outstanding voting securities present at a meeting, if the holders of more than 50% of the Company's outstanding voting securities are present in person or represented by proxy, or (b) more than 50% of the Company's outstanding voting securities. Currently, this standard applies to certain proposals, including advisory contract amendments, changes in the status of a company as an investment company, such as that contained in Proposal 3, or investment policy changes such as that contained in Proposal 4 hereof. The amendments would also delete all references to conversion of the Company to an open-end company, as such provisions would no longer be applicable following the Company's change in status to an operating company. The Company's Board of Directors determined that the amendments were necessary and advisable, and approved and advised them, subject to stockholder approval, on July 24, 2000. Also at that meeting, the Board approved a minor amendment to Article IX of the Company's Articles of Incorporation to delete a single reference therein to the 1940 Act. This amendment does not require the approval of stockholders, and therefore such approval is not being sought. The text of the amendments approved and advised by the Board and requiring stockholder approval is set forth as Exhibit B hereto.

     Vote Required and the Board's Recommendation

     Approval of this Proposal will be sought by two separate votes. Approval of this Proposal, with respect to each separate vote, requires the affirmative vote of a majority of the Company's outstanding voting securities. Approval of this Proposal is conditioned upon stockholder approval of Proposals 3 and 4.

     THE COMPANY'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AMENDING THE COMPANY'S ARTICLES OF INCORPORATION.


                             ADDITIONAL INFORMATION

     A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Company entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" a Proposal in favor of any adjournment, and will vote those proxies required to be voted "against" a Proposal against any adjournment. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Company's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposals 2, 3, and 4.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Company may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Company will bear the cost of soliciting proxies. In addition, the Company will retain D.F. King & Co., Inc. ("D.F. King"), 77 Water Street, 20th Floor, New York, NY 10005, to solicit proxies on behalf of its Board for a fee estimated at $7,500 plus expenses, primarily by contacting stockholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Company's Proxy Statement and proxy card in the mail. Within 48 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instruction are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact D.F. King toll-free at 1-800-431-9646. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of by October 4, 2000 pursuant to Rule 14a-4(c)(1) of the 1934 Act. The deadline for submitting stockholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is August 21, 2001 pursuant to Rule 14a-8(e)2 of the 1934 Act. Pursuant to Rule 14a-8(e)(2) of the 1934 Act, June 22, 2001 is the date after which notice of a stockholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely, as established by the Company's By Laws, as amended December 8, 1999. In addition, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company in the manner set forth in the Company's By-laws. As of the date hereof, the Company's By-laws provide that to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) calendar days not more than ninety (90) calendar days prior to the anniversary date of the mailing date of the notice of the preceding year's annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or sixty (60) calendar days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the later of the sixtieth (60) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. For purposes of this Section 2.11, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15 (d) (or the rules and regulations thereunder) of the 1934 Act or pursuant to Section 30 (or the rules or regulations thereunder) of the 1940 Act.

     As set forth in the Company's Articles of Incorporation, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.

Notice to Banks, Broker/dealers and Voting Trustees and Their Nominees

     Please advise the Company, at its principal executive offices, to the attention of Monica Pelaez, Secretary, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A


                             AUDIT COMMITTEE CHARTER




1. The Audit Committee shall consist of all Board members who are "independent directors" in accordance with the American Stock Exchange rules and, only to the extent necessary so that the Committee consists of at least three members, other directors.

2.   The purposes of the Audit Committee are:

     a. to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     b. to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof; and

     c. to act as a liaison between the Company's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight. The Company's management is responsible for (i) the preparation, presentation and integrity of the Company's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Company's Board). In addition, the evaluation of the Company's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee's evaluation substitute for the responsibilities of the Company's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     a. to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Company's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Company's Board and that the Audit Committee and the Company's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

     b. to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Company; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

     c. to meet with the Company's auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto;

     d. to consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the auditors;

     e. to review the fees charged by the auditors for audit and non-audit services;

     f. to investigate improprieties or suspected improprieties in Company operations; and

     g. to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet with the Company's management, including financial personnel.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company,

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8. The Company shall provide the American Stock Exchange ("AMEX") written confirmation regarding:

     a. the adoption of this formal written Charter and the Audit Committee's annual review and reassessment of the adequacy of this Charter;

     b. the composition of the Audit Committee consisting of at least three members and the number of independent directors;

     c. any determination that the Company's Board has made regarding the independence of directors pursuant to the AMEX rules or applicable law;

     d. the financial literacy of the Audit Committee members as provided in the AMEX rules; and

     e. the determination that at least one of the Audit Committee members has accounting or related financial management expertise as provided in the AMEX rules.

                                    EXHIBIT B

     Articles VIII and XII of the charter of Bexil Corporation shall be amended to read as follows (language to be deleted is stricken and enclosed within double braces; language to be added is underlined and enclosed within double asterisks):


                   Article VIII Certain Votes of Stockholders

           (1)(a) Except as otherwise provided in these Articles of Incorporation and notwithstanding any other provision of the Maryland General Corporation Law to the contrary, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires {{(A) if applicable, the proportion of vote required by the Investment Company Act of 1940, as amended (the "1940 Act"), or (B)}} the lesser of {{(1)}} **(A)** a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or {{(2)}} **(B)**if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion."

                  {{Article XII Conversion to Open-End Company

           Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation, the approval, adoption or authorization of any amendment to these Articles of Incorporation that makes the Common Stock or any other class of capital stock a "redeemable security" as that term is defined in the 1940 Act shall require the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless approved by at least fifty (50%) of the Directors, in which case such amendment or repeal would require the affirmative vote of the holders of a majority of the number of votes entitled to be cast thereon.

           The Corporation shall notify the holders of all capital stock of the approval, in accordance with the preceding paragraph of this Article VII, of any amendment to these Articles of Incorporation that makes the Common Stock or any other class of capital stock a "redeemable security" (as that term is defined in the 1940 Act) no later than thirty (30) days prior to the date of filing of such amendment with the Department of Assessments and Taxation (or any successor agency) of the State of Maryland; such amendment may not be filed, however, until the later of (a) ninety (90) days following the date of approval of such amendment by the holders of capital stock in accordance with the preceding paragraph of this Article XII and (b) the next January 1 or July 1, whichever is sooner, following the date of such approval by holders of capital stock"}}

                             Your vote is important!


           Please sign and date the proxy/voting instructions card above and return it promptly in the enclosed postage-paid envelope or otherwise to Bexil Corporation c/o Corporate Election Services, P.O. Box 1150, Pittsburgh, PA 15230, so that your shares can be represented at the Meeting.





           Please fold and detach card at perforation before mailing.





Bexil Corporation        Proxy/Voting Instruction Card



This proxy is solicited by and on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on November 28, 2000, and at any postponement or adjournment thereof.

The undersigned stockholder of Bexil Corporation (the "Company") hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held at the offices of the Company at 11 Hanover Square, New York, New York on Tuesday, November 28, 2000 at 8:30 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. If no directions are given, the proxies will vote FOR all proposals and in their discretion on any other matter that may properly come before the Meeting.


Sign here as name(s) appear to the left.


                              --------------------------------------------------



                              --------------------------------------------------
                    Signature(s) should be exactly as name or names appearing on this form. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.

                                      Dated:                              , 2000
                                            ------------------------------

         Proxy to be signed and dated on the reverse side.
                                Please  fold  and  detach  card  at  perforation
before mailing.






Bexil Corporation          Please mark your votes as in this example: [X]



Please sign, date and return this proxy/voting instructions card promptly in the enclosed postage-paid envelope. If no direction is given on a proposal, the proxies will vote FOR the proposal, in accordance with the Company Board's recommendations.

1. To elect to the Board of Directors the Nominee, Robert D. Anderson, as Class III Director, to serve for a five year term and until his successor is duly elected and qualified.

     [ ]       FOR the Nominee     [ ]       WITHHOLD authority for the Nominee


2. To ratify the selection of Tait, Weller & Baker as the Company's independent auditors.

     [ ]        FOR              [ ]       AGAINST         [ ]        ABSTAIN


3. To change the nature of the Company's business so as to cease to be an investment company.

     [ ]        FOR              [ ]       AGAINST         [ ]        ABSTAIN


4.   To  amend  the  Company's  fundamental   investment  restriction  regarding
     concentration to read as follows:

           "The Company may invest more than 25% of the value of its total assets in the securities of issuers in the technology, manufacturing and/or services industries."

     [ ]        FOR              [ ]       AGAINST         [ ]        ABSTAIN


5. To amend the Company's Articles of Incorporation. Approval of this Proposal is conditioned upon stockholder approval of Proposals 3 and 4.


A.   To amend Article VIII as set forth in Exhibit B.

     [ ]        FOR              [ ]       AGAINST         [ ]        ABSTAIN


B.   To amend Article XII as set forth in Exhibit B.

     [ ]        FOR              [ ]       AGAINST         [ ]        ABSTAIN